Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the use of our report, dated April 5, 2000, in this annual report on Form 10-SB for the year ended December 31, 1999 for AmeriResource Technologies, Inc.

                                                 /s/ Crouch, Bierwolf & Chisholm

                                                     Crouch, Bierwolf & Chisholm

Salt Lake City, Utah
April 13, 2000